Value Investing in Small Companies For Over 20 Years



                                      THE
                                     ROYCE
                                     FUNDS



                            Royce Total Return Fund

                          Royce Low-Priced Stock Fund

                                                         1997 Semi-Annual Report

THE ROYCE FUNDS ROAD MAP
________________________________________________________________________________

 For over twenty years, Royce & Associates has focused exclusively on small and micro-cap investing. While we offer a variety of funds, we remain committed to a risk-averse investment style. Since 1990, the firm has devoted its energies to two portfolio strategies.


[Triangle] TWO CORE PORTFOLIO STRATEGIES

CONCENTRATED SMALL-CAP                             MICRO-CAP

ROYCE PREMIER                                      ROYCE MICRO-CAP
Small-Cap Orientation                              Micro-Cap Orientation
Concentrated Portfolio                             Broadly Diversified Portfolio

Portfolios revolve around two main criteria: CAPITALIZATION (small or micro-cap) and CONCENTRATION. The small-cap universe (companies with market caps between $300 million and $1 billion) is no longer small, unknown or under-owned; therefore, WE BELIEVE THAT THIS GREATER LEVEL OF EFFICIENCY REQUIRES GREATER PORTFOLIO CONCENTRATION. The micro-cap universe (companies with market caps between $5 million and $300 million) provides more choices (approximately 7,000 companies), yet greater trading difficulties; therefore, WE BELIEVE THAT BROAD DIVERSIFICATION IS REQUIRED GIVEN THE LIQUIDITY CONSTRAINTS OF THIS SECTOR.


[Triangle] OPPORTUNISTIC THEMES

ROYCE TOTAL RETURN                                             ROYCE LOW-PRICED
Dividend-Paying Securities                                     Stocks Below $15

We have identified two other attributes for delivering strong risk-adjusted returns -- one has low-risk characteristics (dividends) and the other (low-priced stocks) has the potential for high returns. When these attributes are found in stocks we selected for our core portfolios, we designate them for our specific theme funds. Performance and volatility may be substantially different for each of these portfolios.

[Triangle] COMBINED PORTFOLIOS - OUR FLAGSHIP APPROACH

PENNSYLVANIA MUTUAL         PMF II        ROYCE GIFTSHARES
              Combine Small and Micro-Cap Companies

The combined portfolios encompass approximately EQUAL WEIGHTINGS of each core strategy. Two of our portfolios, including our flagship fund Pennsylvania Mutual, are suitable for both individuals and institutions, while GiftShares offers a unique gifting and estate planning portfolio.

                       SEMI-ANNUAL REPORT REFERENCE GUIDE

         ROYCE TOTAL RETURN SUBSTANTIALLY OUTPERFORMED
         THE RUSSELL 2000 ON BOTH AN ABSOLUTE AND RISK
         ADJUSTED BASIS OVER THE LAST TEN YEARS.                      8

         ROYCE TOTAL RETURN'S RISK RANKINGS WERE AMONG THE
         LOWEST VERSUS ITS SMALL-CAP MUTUAL FUND PEERS.

         ROYCE LOW-PRICED STOCK FUND HAS PROVIDED A 15.5%
         AVERAGE ANNUAL TOTAL RETURN SINCE ITS INCEPTION.            10

         CONSUMER PRODUCTS, INDUSTRIAL SERVICES AND RETAIL WERE
         ROYCE LOW-PRICED STOCK FUND'S TOP THREE INDUSTRY SECTORS.   11

         SCHEDULES OF INVESTMENT AND FINANCIAL STATEMENTS.        14-20

         POSTSCRIPT: ALL THAT JAZZ.                  INSIDE BACK COVER.



FOR OVER TWENTY YEARS, OUR RISK-AVERSE APPROACH HAS FOCUSED ON EVALUATING A COMPANY'S "PRIVATE WORTH" -- WHAT WE BELIEVE AN ENTERPRISE WOULD SELL FOR IN A PRIVATE TRANSACTION BETWEEN RATIONAL PARTIES. THIS REQUIRES A THOROUGH UNDERSTANDING OF THE FINANCIAL AND OPERATING DYNAMICS OF A BUSINESS, AS THOUGH WE WERE PURCHASING THE ENTIRE COMPANY. THE PRICE WE WILL PAY FOR A SECURITY MUST BE SIGNIFICANTLY LOWER THAN OUR APPRAISAL OF ITS PRIVATE WORTH.

_______________________________________________________________________________
PERFORMANCE RESULTS

                                      YEAR-TO-DATE                    SINCE
FUND (INCEPTION)                         RETURN        1-YEAR      INCEPTION
----------------                      --------------------------------------
Royce Total Return Fund (12/15/93)       12.7%          23.8%         19.6%
----------------------------------------------------------------------------
Royce Low-Priced Stock Fund (12/15/93)    7.3%           8.3%         15.5%
_______________________________________________________________________________

LETTER TO OUR STOCKHOLDERS
_______________________________________________________________________________




(photo of Charles M. Royce)
Charles M. Royce, President

[sidebar] The small-cap world has evolved dramatically during the last ten to fifteen years, especially in terms of capitalization. When we began managing money in the early '70's, small-cap was a much less efficient sector; but today, all that has changed. The small-cap market now behaves more like the large-cap market.


Small and micro-cap are distinct markets, which require distinct strategies.

The idea of two distinct markets inside small-cap is one that we believe will be the party line in another half dozen years.



                             (graphic:comic strip)


BIGGER WAS BETTER . . .

              In light of 1997's results to date, investors in small-cap funds are probably asking similar questions to that posed in the cartoon. Performance in the first six months resembled that of the last half of 1996. Investors' preference for easy-to-trade securities enabled larger, more well-known stocks to perform better, even within the small-cap universe.
              After a sluggish start, small-cap securities came roaring back in the second quarter, posting their best results since 1991. They, however, still trailed their large company counterparts, which provided impressive second quarter results to go along with their solid early 1997 returns. For the first six months, the Russell 2000 Index of small company stocks was up 10.2% versus a gain of 20.6% for the large-cap oriented S&P 500 Index. The disparity between large and small-cap is even more dramatic for the one-year period ended June 30, 1997: 34.7% for the S&P 500 versus 16.3% for the Russell 2000. In fact, this is the widest margin of outperformance by the S&P 500 since the Russell 2000's inception in 1979. COINCIDENTALLY, THE PREVIOUS TWO PERIODS OF SUBSTANTIAL SMALL-CAP, ONE-YEAR UNDERPERFORMANCE (APRIL '87 AND MAY '90) OCCURRED JUST PRIOR TO THE LAST TWO GENERAL MARKET DECLINES. Although periods of large-cap dominance are not unusual, the magnitude of the current outperformance is almost unprecedented. Over the last three and one-half calendar years, the S&P 500 has provided a 23.1% average annual total return versus 14.8% for the Russell 2000.
              While not matching the S&P 500, recent small-cap returns, as measured by the Russell 2000, are excellent in both the absolute and the historical contexts. It is hard to imagine how anyone who invested in a sector that produced average annual total returns for the one, five, ten and fifteen-year periods of 16.3%, 17.9%, 11.1% and 15.1%, respectively, would be disappointed. It is only through the lens of relative performance that one can find fault.

2| THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

 ...AND SO WAS VALUE

              Over the last twelve months, small-cap investors experienced greater volatility than in recent years. Increased volatility tends to benefit value investing, as evidenced by year-to-date and one-year performance results. Despite strong returns in May for growth stocks within the Russell 2000, sparked by a decline in interest rates in mid-April, value stocks within the small-cap index retained the performance edge that began in the second half of 1996. Through the first six months of 1997, the Russell 2000 Value Index was up 14.8% versus a gain of 5.2% for the Russell 2000 Growth Index. This performance disparity is even more evident when reviewing the last twelve months. We believe that the higher level of volatility will continue within the small-cap sector. This favors our value approach, which takes advantage of price fluctuations.
              WE ARE PLEASED TO REPORT SOLID ABSOLUTE AND RELATIVE SIX AND TWELVE-MONTH RESULTS. FOR A COMPLETE DISCUSSION OF HOW WE DID, INCLUDING BOTH PERFORMANCE AND PORTFOLIO DIAGNOSTICS, PLEASE SEE PAGES 8-11.

SMALL-CAP AIN'T WHAT IT USED TO BE

              It has been documented by Ibbotson and Associates that small-cap companies have outperformed their larger counterparts by approximately 2% annually, on average, since 1926. This performance premium is known as the "small-cap effect." While this is not an every year occurrence and 2% per annum may not seem like much, the results are eye-popping when one compounds this differential over the last 70 years! Even though this performance rule of thumb is generally accepted, we believe that it can be misleading. The index utilized to calculate the small-cap effect includes only the "smallest" of small-cap companies, those in the 9th and 10th deciles of market capitalization. Today, this roughly equates to companies under $300 million in market capitalization. In contrast, the world has generally redefined small-cap to include companies under $1 billion. WHAT has been labeled a small-cap effect should in fact now be viewed as a MICRO-CAP PHENOMENON. This has important implications for all investors.
              The case for two distinct markets--small and micro-cap--is apparent in other ways as well. The annual rebalancing of the Russell 2000 in June produced an estimated 30% increase in the index's weighted average market cap ($609 million versus $468 million at 6/30/96), and for the second year in a row, no companies with market caps below $100 million were included in the reconstituted index. Also, according to Morningstar, there are now over 500 small-cap mutual funds, totaling approximately $100 billion in assets. AS THE WORLD GETS SMALLER, SMALL-CAP STOCKS ARE GETTING BIGGER, AND MICRO-CAP STOCKS ARE GETTING MORE INTERESTING.



(graphic: Dad & son) NO SMOKE, NO MIRRORS

              Just recently, one of our children asked a question that parents often hear, "WHAT EXACTLY DO YOU DO?" This question is posed to us frequently by shareholders and investment advisors as well, and it often leads to more questions. We thought it would be useful to employ a "Q and A" format to communicate our core beliefs, which have been developed over the last 25 years, principally by Chuck Royce.

                                      THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 |3

[sidebar]
Within the small-cap market ($300 million to $1 billion), we utilize a concentrated approach. We focus our efforts on identifying those forty to fifty companies that we believe will give us the absolute best performance in this slightly more efficient area.

The micro-cap area (below $300 million) is really what the small-cap area was twenty years ago, in that these stocks represent the last frontier of domestic equity opportunity. We use a diversified approach because of liquidity constraints and the higher-than-usual volatility in this sector.


[callout]
 ...AN ORGANIZED AND INTENSIVE PROCESS THAT INCLUDES INTERVIEWING A COMPANY'S CUSTOMERS, COMPETITORS AND SUPPLIERS. THIS "DETECTIVE WORK" UNIVERSALLY IS NOT DONE ON WALL STREET.


              In the exchange that follows, Whitney George and Jack Fockler discuss some of these tenets. Whitney joined our firm six years ago as a "maitre d'" serving on the front line of our investment activity. Whitney's talent and steady contributions have enabled him to move to chef status as a portfolio manager in our "restaurant." Jack joined us eight years ago primarily working with clients. Jack's and Whitney's responsibilities have expanded into a central role; both are now managing directors. We hope this helps you become more familiar with our investment philosophy.

WHAT DO YOU LOOK FOR IN A COMPANY? Essentially, we are interested in three things--strong balance sheets, strong evidence of success and strong prospects. Small and micro-cap entities can be very fragile; and, as a result, we look for companies that can survive during times that are difficult for their products or their particular industry as a whole. We maintain primary focus on internal returns: namely, return on assets and return on invested capital. Both measures provide a deeper insight into a company's health. In essence, we seek growing businesses that produce free cash flow.

IS A COMPANY'S ANNUAL REPORT WORTH READING? One of the most important and under appreciated sources of information is the annual report. We are enthusiastic and diligent readers of annual reports and not just for the numbers. We look for the obvious and the not-so-obvious signals that a CEO or Chairman is sending in the various discussions. We look at what is being said and not said, and compare what we find to previous years' reports. Dog-eared annual reports are our standard.

DO YOU CONSIDER THE QUANTITATIVE OR QUALITATIVE ASPECTS OF YOUR RESEARCH TO BE THE MOST IMPORTANT? While quantitative research remains the cornerstone of our process, it is the qualitative aspects that take on an increasingly important role. Information is readily available to everyone, so being the fastest reader or collector of documents no longer affords the advantage it once did. The non-quantitative effort is where we add value, and it is also the most fun.

WHAT DO YOU WANT TO ACCOMPLISH WHEN YOU MEET WITH COMPANY MANAGEMENT TEAMS? We listen carefully to their plans, aspirations and dreams for the business. The research process begins as we assess their credibility and that of their plans. As careful investors, we must be able to trust management.

HOW DO YOU CONFIRM THEIR ASPIRATIONS AND DREAMS? Management meetings are just a starting point. It's very important to be able to validate what we have been told. We


[callout]
ONE OF THE MOST IMPORTANT AND UNDER APPRECIATED SOURCES OF INFORMATION IS THE ANNUAL REPORT.

4|THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 do this through an organized and intensive process that includes interviewing a company's customers, competitors and suppliers. This "detective work" universally is not done on Wall Street.

ARE THERE CERTAIN STANDARDS THAT YOU LOOK FOR WHEN YOU TALK TO MANAGEMENT? Honesty is paramount, both in actions and thought processes. We try to understand motivations and make certain management's intentions are consistent with ours. We look for confirmation of integrity in all corporate actions. We spend considerable time reviewing proxies for conflicts and governance issues that others often gloss over.


[callout]
WE SPEND CONSIDERABLE TIME REVIEWING PROXIES FOR CONFLICTS AND GOVERNANCE ISSUES THAT OTHERS OFTEN GLOSS OVER.



HOW DO YOU FIND NEW IDEAS FOR THE PORTFOLIOS? We are open-minded and non-discriminating about how new ideas find their way into the firm. We think of ourselves as "shop-a-holics" when it comes to finding a new name, and we are prepared to talk to anyone or look anywhere to learn about an idea. This means shopping at Wall Street "supermarkets," regional firms and research boutiques. We even go to "garage sales" where there is no analytical coverage. But, at the end of the day, we are exceptionally discriminating about our purchases.

DO YOU INVEST IN INITIAL PUBLIC OFFERINGS (IPOS)? We do significant analyses of IPOs, although this does not necessarily mean that we are significant investors. While IPOs represent a wonderful source of new ideas, our interest in them tends to be six to eighteen months following the initial offering, when the prices are more to our liking.

DO YOU INVEST IN TECHNOLOGY STOCKS? While we believe the technology sector is a vibrant and important part of our economy, we view the investment opportunity somewhat differently. Most of the attention in this sector is on cutting-edge companies. While this is an exciting and potentially rewarding area, it is also very difficult. These companies tend to be consumers, not producers, of cash, and it's hard for us to feel comfortable that the financial characteristics we are looking for will be in place five years from now. Our preferred type of technology investment, while not on the front line, is able to deliver comparable growth without the inherent risk. Electronics distributors are a good example of a low-risk way to participate in what has historically been a high-risk sector.



[callout]
WHILE IPOS REPRESENT A WONDERFUL SOURCE OF NEW IDEAS, OUR INTEREST IN THEM TENDS TO BE SIX TO EIGHTEEN MONTHS FOLLOWING THE INITIAL OFFERING, WHEN THE PRICES ARE MORE TO OUR LIKING.



HOW DIFFICULT IS IT TO KEEP TRACK OF NAMES IN THE PORTFOLIOS? It is not as big a project as one might think. The business world does not change as rapidly as the stock market. While a company's stock price may change daily, earnings are only reported quarterly, and the balance sheet evolves even more slowly. We combine a running evaluation of these slower developments with a very disciplined and rigorous tracking process that continually focuses on the relationship of "private worth" to market price.

                                      THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 |5

[sidebar]
Value works because markets are cyclical. We think of ourselves as risk managers. It is not a fruitful idea to focus only on risk.

We're committed to the idea of finding stocks that we believe can double in value over approximately a four-year time frame while keeping risk levels relatively low.


HOW DO ROYCE ANALYSTS INTERACT WITH THE PORTFOLIO MANAGERS? We sit together in an open environment that encourages constant dialogue; there are no offices in which to hide. Our analysts generally work together in teams; multiple eyes reduce nearsightedness. They are not industry specialists, but generalists. This is in contrast to most firms, which organize their research effort around specific industries and designate analysts to cover narrow niches. The problem with industry analysts is that they tend to fall in love with their sectors.
              We want our analysts to be able to recognize good companies, regardless of sector. We require written records of our thought processes; this minimizes the human tendency to reinvent a story as circumstances change.


[callout]
OUR ANALYSTS GENERALLY WORK
TOGETHER IN TEAMS; MULTIPLE
EYES REDUCE NEARSIGHTEDNESS.


HOW IMPORTANT IS TRADING EXECUTION? Execution is critical to successful small-cap investing because costs are higher than in the large-cap market. Indeed, spreads of 5% or more between a stock's bid and ask price are not uncommon. Daily trading volume is often low, demanding significant patience on the part of the trader/buyer. Many a good large-cap manager who ventures into the small and micro-cap universes becomes immediately frustrated by the trading nuances of the sector. We work hard at this part of our business and believe that our 20+ years of experience give us an edge.

HOW DO YOU WEIGH YOUR OWN EVALUATIONS VERSUS THOSE OF OUTSIDE ANALYSTS? It's only through doing your own work that you're able to develop confidence and conviction. Much of Wall Street's research is directed toward those companies that provide opportunities for making money through trading or investment banking. While we use outside research, it is for general context purposes only.


[callout]
IT'S ONLY THROUGH DOING YOUR
OWN WORK THAT YOU'RE ABLE TO
DEVELOP CONFIDENCE AND
CONVICTION.

WHAT HAPPENS WHEN A STOCK THAT YOU LIKE GOES DOWN IN PRICE? This gives us a reason to go back and review the work to gain an understanding as to why the stock has declined. If we find we have missed something, then we re-evaluate how bad the situation is and how much is already reflected in the price. Hopefully, the outcome is higher conviction coinciding with a more attractive purchase price. We are not afraid to average down (buy more shares at lower prices) when our conviction level is in place.

HOW DOES ONE AVOID UNDERPERFORMANCE? It's not clear that one can avoid underperformance in the short-run because the greatest opportunities come when conditions are at their worst. We try to address this by being realistic in terms of our holding period, which is generally four years on average, and by


6| THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 recognizing that this year's poor performer may be the stock that everyone wants to own several years later. Stock selection and performance are not related in the short-term.

WHAT SHOULD BE EXPECTED FROM AN INVESTMENT MANAGER? Investors should look for a return that is reasonable and an approach that stresses absolute, not relative, performance goals. Although relative performance comparisons are useful, they should not drive the evaluation process; you cannot eat from the table of relative performance. We also think managers should communicate openly, sharing their successes, failures and expectations with their investors.

THE ROAD AHEAD

(graphic: two lane road with rising sun and clouds) While the last two and one-half calendar years have produced only one down quarter for small-cap stocks, there is plenty of evidence to suggest the road ahead will be different. Since May '96 volatility has been higher in the
small and micro-cap sectors, usually a prelude to      photo of Jack Fockler,
lower returns. We believe that activemanagement        Whitney George, and
and a value orientation are especially appropriate     Chuck Royce)
in this more volatile environment. Although large-cap stocks have been market leaders for over three years, we do not believe that this is a permanent condition. The market's preference for large and liquid securities will run its course as it has before.
              Although absolute returns for the market are likely to diminish following this extraordinary return period, we remain excited about near and long-term prospects for our risk-averse style of investing. Your continued confidence is appreciated.



Sincerely,




/s/ Charles M. Royce       /s/ W. Whitney George      /s/ Jack E. Fockler, Jr.

Charles M. Royce           W. Whitney George          Jack E. Fockler, Jr.
   President                Vice President               Vice President



July 25, 1997


===========================================================================
We want to pay tribute to our friend and colleague, Tom Ebright, who passed away on July 14, 1997. For over sixteen years, Tom was a substantial contributor and valued partner of our firm. He is survived by his wife, Joyce, his two daughters, Jennifer and Ellen, and many shareholders and friends who knew and loved Tom.
============================================================================



                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 | 7

ROYCE TOTAL RETURN FUND
____________________________________________________________________________

WHAT WE DO ROYCE TOTAL RETURN FUND ("Total Return") uses a disciplined value approach to invest primarily in dividend-paying small-cap companies. We believe that this combination of capital appreciation potential and current income offers a highly effective method for capturing above average returns.

HOW WE DID ROYCE TOTAL RETURN FUND combined a solid first quarter showing with a strong second quarter effort to finish the first six months of 1997 up 12.7%. This compares favorably to the Russell 2000 index of small-cap companies, which was up 10.2% for the same period. The Fund's focus on dividend paying small-cap companies contributed to its outperformance relative to the index. In addition, Total Return enjoyed a performance edge over the Russell 2000 in the one year (23.8% vs. 16.3%), three-year (23.7% vs. 20.1%) and since inception periods (19.6% vs. 15.7%) as well.

     The Fund, with three and one half years of performance history, has $65 million in net assets and a 5-star (*****) rating from Morningstar; out of 1,997 equity funds as of June 30, 1997. The Fund's increased asset base is directly attributable to its recent merger with Royce Equity Income Fund. We remain encouraged about this under-appreciated segment of the small-cap market.

     Since the small-cap sector has always been more volatile, we believe that paying attention to risk is critical to delivering above-average, long-term returns. Risk is typically evaluated in terms of uncertainty, by measuring fund volatility through standard deviation and beta, and also in terms of possibility of loss, by measuring actual down market performance. Total Return's risk-averse orientation has resulted in low risk rankings and superior down market performance versus the Russell 2000 and its small-cap peers.

TOTAL RETURNS                               DOWN MARKET [BAR GRAPH]
THROUGH 6/30/97                             PERFORMANCE
________________________                    COMPARISON
1997 (through 6/30)          12.7%          ALL DOWN PERIODS OF 5% OR GREATER
1-Year                       23.8%          IN PERCENTAGES(%)
3-Year Average Annual        23.7%
Since Inception(12/15/93)                              Royce Total  Russell 2000
Average Annual               19.6%                       Return
                                            3/18/94-       1.8          -13.3
                                            12/9/94
                                            5/22/96-      -0.5          -15.6
                                            7/24/96
                                            1/22/97-       0.2           -9.2
                                            4/25/97
                                            The Fund's opportunistic, total
                                            return approach has resulted in
                                            strong relative returns in down
                                            markets.

RISK/RETURN COMPARISON
THREE-YEAR PERIOD ENDED 6/30/97
                                   Average Annual      Standard
                                    Total Return       Deviation      RUR
Royce Total Return                      23.7%               6.4       3.69
Russell 2000                            20.1%              13.2       1.52

Over the last three years,
ROYCE TOTAL RETURN HAS
SUBSTANTIALLY
OUTPERFORMED
THE RUSSELL 2000
on BOTH an absolute and
a risk-adjusted basis.

ROYCE TOTAL RETURN
VERSUS RUSSELL 2000
VALUE OF $10,000 INVESTED ON 12/15/93*

[line chart]
               Royce Total Return            Russell 2000
1993                $10,000                  $10,000
1994                  9,960                    9,683
1995                 12,010                   11,627
1996                 15,234                   14,406
1997                 18,861                   16,757

*Current year returns through June 30.
 Includes reinvestment of distributions.



8| THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------

MARKET CAP EXPOSURE [BAR GRAPH]
% OF PORTFOLIO

IN MILLIONS
[greater than] $1,000          5%
$500-$1,000                   26%
$300-$500                     36%
[less than] $300              33%


TOP TEN
POSITIONS
% OF NET ASSETS

1.   Stanhome                      3.8
2.   Bassett Furniture Industries  3.6
3.   Paul Mueller Company          3.6
4.   Charming Shoppes Cv. Note     3.3
5.   Arthur J. Gallagher & Co.     3.2
6.   The Commerce Group            3.1
7.   Central Steel & Wire Company  3.0
8.   Sturm, Ruger & Company        2.8
9.   Zenith National Insurance     2.8
10.  New England Business Service  2.8

Top 35 holdings represented 82% of
equity portfolio as of 6/30/97.


PORTFOLIO INDUSTRY
BREAKDOWN
% OF NET ASSETS*

[pie chart]
Industrial Products           24
Consumer Products             16
Industrial Services           14
Financial Intermediaries      13
Financial Services            13
Retail                        10
Technology                     5
Natural Resources              4
Consumer Services              1

*Excludes cash and cash equivalents.


PORTFOLIO
DIAGNOSTICS

Median Market Cap             $438 million
Weighted Average P/E Ratio    14.6x
Weighted Average P/B Ratio    1.3x
Weighted Average Yield        2.6%
Net Assets                    $65 million
Turnover Rate                 13%
Symbol                        RYTRX

The Fund's P/E and P/B ratios remained low and its yield remained above average.


GOOD IDEAS THAT WORKED

SECURITY                           REALIZED AND UNREALIZED GAIN
New England Business Service       $516,729
Woodward Governor Company           483,996
Bassett Furniture Industries        399,916
The Standard Register Company       383,520
Stanhome                            371,473

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles.
Rather, our top five performers emerged from a series of long-term investment decisions. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.



GOOD IDEAS AT THE TIME

SECURITY                           REALIZED AND UNREALIZED LOSS
Ennis Business Forms               $198,316
The Pioneer Group                    25,000
BGS Systems, Inc.                    16,159
American Filtrona                    11,956
International Semi-Tech               7,000

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance in the first half of 1997.


                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 | 9

ROYCE LOW-PRICED STOCK FUND
_______________________________________________________________________________

     WHAT WE DO ROYCE LOW-PRICED STOCK FUND ("Low-Priced") invests primarily in small and micro-cap companies whose market prices are below $15 at the time of purchase. These securities attract less institutional attention, thus providing potentially rewarding investment opportunities.

     HOW WE DID ROYCE LOW-PRICED STOCK FUND'S current micro-cap orientation was a hindrance to its performance in the first six months of 1997--a market which favored larger, more well known companies. After posting a small loss in the first quarter, the Fund rallied nicely in the second quarter producing a 7.3% first half return. This compares to a 10.2% gain for the Russell 2000 index of small-cap stocks. While the Fund's near-term performance was below the Russell 2000, its longer term returns parallel the index; 19.9% vs. 20.1% for the three years, and 15.5% vs. 15.7% since the Fund's inception.
            Royce Low-Priced Stock Fund has $16 million in net assets and three and one-half years of performance history. It remains one of only three funds which focuses on low-priced securities. We remain confident about the potential rewards of this volatile sector of small-cap.
            We strongly believe that managing risk is a key component to delivering above average returns in this volatile sector of the small-cap market. Risk is typically evaluated in terms of uncertainty, by measuring fund volatility through standard deviation and beta, and also in terms of possibility of loss, by measuring actual down market performance. Royce Low-Priced Stock Fund's risk-averse orientation has resulted in below average risk rankings and solid down market performance versus the Russell 2000 and its small-cap peers.


TOTAL RETURNS
THROUGH 6/30/97
___________________
1997 (through 6/30)               7.3%
1-Year                            8.3%
3-Year Average Annual            19.9%
Since Inception (12/15/93)
Average Annual                   15.5%



DOWN MARKET [BAR GRAPH]
PERFORMANCE
COMPARISON
(All Down Periods of 7.5% or Greater)
In Percentages (%)

            Royce Low-Priced
                 Stock             Russell 2000

3/18/94-         -2.7                 -13.3
12/9/94
5/22/96-         -10.5                -15.6
7/24/96
1/22/97-         -4.8                 -9.2
4/25/97

Royce Low-Priced Stock's value orientation has resulted in better relative returns in down markets.



RISK/RETURN COMPARISON
THREE-YEAR PERIOD ENDED 6/30/97

                      Average Annual     Standard
                       Total Return      Deviation        RUR

    Royce Low-Priced
    Stock                  19.9%          12.7           1.57
    Russell 2000           20.1%          13.2           1.52


Over the last three years, ROYCE LOW-PRICED STOCK HAS PROVIDED COMPARABLE RETURNS VERSUS THE RUSSELL 2000 without greater volatility.

ROYCE LOW-PRICED STOCK [LINE GRAPH]
VERSUS RUSSELL 2000
VALUE OF $10,000 INVESTED ON 12/15/93*

                    Royce Low-Priced
                         Stocks         Russell 2000
1993                 $10,000            $10,000
1994                   9,659              9,683
1995                  12,131             11,627
1996                  15,388             14,406
1997                  16,660             16,757

*Current year returns through June 30.
 Includes reinvestment of distributions.

 Royce Low-Priced Stock
 Russell 2000

10| THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
________________________________________________________________________________

MARKET CAP EXPOSURE        TOP TEN POSITIONS
% OF PORTFOLIO             % OF NET ASSETS
[BAR GRAPH]
in millions                1.  Charming Shoppes          3.4
(grater than)$1,000  0     2.  Frozen Food Express
$500-$1,000          7         Industries                3.0
$300-$500            9     3.  Arnold Industries         2.9
(less than)$300     84     4.  Phoenix Duff & Phelps     2.8
                           5.  The Topps Company         2.8
                           6.  Insituform Technologies
                               Cl. A                     2.8
                           7.  Sevenson Environmental
                               Services                  2.7
                           8.  Pizza Inn                 2.6
                           9.  Oshkosh B'Gosh Cl. A      2.4
                           10. Buffets                   2.3

PORTFOLIO                                        PORTFOLIO INDUSTRY
DIAGNOSTICS                                      BREAKDOWN*         [PIE CHART]
_________________________                        % OF NET ASSETS
                                            __________________________________
Median Market Cap           $121 million
Weighted Average P/E Ratio         15.7x          Consumer Products          24
Weighted Average P/B Ratio          1.3x          Industrial Services        20
Weighted Average Yield              0.6%          Retail                     14
Net Assets                   $16 million          Technology                 11
Turnover Rate                        56%          Consumer Services           9
Symbol                             RYLPX          Industrial Products         9
__________________________________________        Financial Services          6
The Fund's P/E and P/B ratios remained low.       Financial Intermediaries    3
                                                  Health                      2
                                                  Natural Resources           2
                                              ________________________________
                                            *Excludes cash and cash equivalents.

GOOD IDEAS THAT WORKED
________________________________
    SECURITY                                 REALIZED AND UNREALIZED GAIN
---------------------------------------------------------------------------
    J. Baker                                        $180,639
    MovieFone Cl. A                                  180,624
    Pentech International                            113,794
    Oshkosh B'Gosh Cl. A                             111,476
    Willbros Group                                   101,383

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.

GOOD IDEAS AT THE TIME
  ____________________________________
    SECURITY                                 REALIZED AND UNREALIZED LOSS
-----------------------------------------------------------------------------
    Rush Enterprises                               $143,750
    Sagebrush                                       104,475
    Catherines Stores Corporation                    96,350
    Open Plan Systems                                85,525
    Technical Communications                         71,156

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance in the first half of 1997.

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 | 11

UPDATES & NOTES TO PERFORMANCE AND RISK INFORMATION
_______________________________________________________________________________
THE
ROYCE
FUNDS
(graphic
   of                   THE ROYCE FUNDS UNVEILS AN UPDATED WEB SITE
computer)
                             We want to draw your attention to our newly
            enhanced internet web site (WWW.ROYCEFUNDS.COM) where you can find out more about our small and micro-cap mutual fund offerings, obtain the most recent quarterly performance and review recent articles and Fund write-ups as well as up-to-the minute topics.


ROYCE & ASSOCIATES, INC. NAME CHANGE (FORMERLY QUEST ADVISORY CORP.)

        We recently announced a name change of the Funds' Investment Adviser, from Quest Advisory Corp. to Royce & Associates, Inc. The new name change more closely identifies the name of the Adviser with that of the Funds that it manages and recognizes the important contributions of the Adviser's associates.


NOTES TO PERFORMANCE AND RISK INFORMATION

        All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Please read the prospectus carefully before investing or sending money.


        Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/97 and are subject to change monthly. The rating is calculated from a fund's three-, five- and ten-year average annual returns with appropriate fee adjustments and a risk factor that reflects performance relative to three-month Treasury bill returns. Ten percent of the funds in an investment category receive five stars. Beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36-month period. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market related volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The indices referred to in this report are unmanaged indices of domestic common stocks.

12| THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

FINANCIAL STATEMENTS

SCHEDULES OF INVESTMENTS                                 14-15

STATEMENTS OF ASSETS AND LIABILITIES                     16

STATEMENTS OF CHANGES IN NET ASSETS                      17

STATEMENTS OF OPERATIONS AND
  FINANCIAL HIGHLIGHTS                                   18

NOTES TO FINANCIAL STATEMENTS                            19-20

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND                               JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------
COMMON STOCKS -- 79.4%




                                        SHARES           VALUE
                                       ------------   ------------
CONSUMER PRODUCTS -- 13.7%
Bassett Furniture Industries                 82,600     $ 2,338,613
Garan Incorporated                           82,500       1,660,312
Juno Lighting                                38,300         622,375
La-Z-Boy                                     16,900         608,400
Skyline Corporation                          33,700         829,863
Sturm, Ruger & Company                       93,100       1,827,087
Universal Corporation                        30,000         952,500
                                                       ------------
                                                          8,839,150
                                                       ------------
CONSUMER SERVICES -- 0.7%
Sbarro                                       15,500         430,125
                                                       ------------
Financial Intermediaries -- 10.9%
The Commerce Group                           80,700       1,987,238
PXRE Corporation                             26,700         821,025
Pennsylvania Manufacturers Cl. A             64,780       1,004,090
Trenwick Group                               36,950       1,385,625
Zenith National Insurance                    67,000       1,809,000
                                                       ------------
                                                          7,006,978
                                                       ------------
FINANCIAL SERVICES -- 10.8%
E.W. Blanch Holdings                         26,100         696,544
Crawford & Company Cl. A                     65,200       1,002,450
Arthur J. Gallagher & Co.                    54,100       2,042,275
The John Nuveen Company Cl. A                22,200         693,750
Phoenix Duff & Phelps                       131,600         970,550
Willis Corroon Group ADR+                   141,300       1,580,794
                                                       ------------
                                                          6,986,363
                                                       ------------
INDUSTRIAL PRODUCTS -- 20.3%
American Filtrona                            10,000         410,000
Central Steel & Wire Company                  3,114       1,961,820
Curtiss-Wright Corporation                    6,800         396,100
Fab Industries                               15,000         469,687
P. H. Glatfelter Company                     38,800         776,000
International Aluminum                       38,000       1,007,000
Lilly Industries Cl. A                       45,700         919,713
Minuteman International                      58,400         540,200
*Paul Mueller Company                        60,800       2,318,000
Oregon Steel Mills                           25,000         498,437
Oshkosh Truck Corporation Cl. B              52,000         741,000
The Standard Register Company                37,000       1,133,125
Synalloy Corporation                         30,600         539,325
Woodward Governor Company                    39,400       1,418,400
                                                       ------------
                                                         13,128,807
                                                       ------------
INDUSTRIAL SERVICES -- 11.2%
Arnold Industries                            94,100       1,599,700
DIMON Incorporated                           58,300       1,544,950

                                        SHARES           VALUE
                                       ------------   ------------
Ennis Business Forms                        136,200     $ 1,310,925
Lufkin Industries                            12,800         336,000
New England Business Service                 67,700       1,781,356
Sevenson Environmental Services              34,000         663,000
                                                       ------------
                                                          7,235,931
                                                       ------------
NATURAL RESOURCES -- 3.7%
CalMat                                       70,400       1,513,600
Florida Rock Industries                      20,400         828,750
                                                       ------------
                                                          2,342,350
                                                       ------------
RETAIL -- 5.1%
Sotheby's Holdings Cl. A                     52,100         879,188
Stanhome                                     74,300       2,442,612
                                                       ------------
                                                          3,321,800
                                                       ------------
TECHNOLOGY -- 3.0%
BGS Systems, Inc.                            16,200         445,500
Helix Technology                             16,500         668,250
Landauer                                     13,400         310,712
Tech/Ops Sevcon                              41,200         540,750
                                                       ------------
                                                          1,965,212
                                                       ------------
TOTAL COMMON STOCKS
 (Cost $43,764,908)                                      51,256,716
                                                       ------------

                                        PRINCIPAL
                                         AMOUNT
                                       ----------
CORPORATE BONDS -- 4.9%
Charming Shoppes 7.50%
 Conv. Sub. Note due 7/15/06             $2,100,000       2,121,000
Richardson Electronics 8.25% Sr.
 Conv. Sub. Deb. due 6/15/06                710,000         610,600
Standard Commercial 7.25%
 Conv. Sub. Deb. due 3/31/07                500,000         459,375
                                                       ------------
TOTAL CORPORATE BONDS
 (Cost $3,006,189)                                        3,190,975
                                                       ------------
REPURCHASE AGREEMENT -- 15.5%
State Street Bank & Trust Company,
 5.15% dated 6/30/97, due 7/01/97,
 maturity value $10,001,431,
 (collateralized by U.S. Treasury
 Notes, 6.25% due 6/30/98
 valued at $10,202,607)
 (Cost $10,000,000)                                      10,000,000
                                                       ------------
TOTAL INVESTMENTS -- 99.8%
 (Cost $56,771,097)                                      64,447,691
CASH AND OTHER ASSETS LESS
 LIABILITIES -- 0.2%                                        159,526
                                                       ------------
NET ASSETS -- 100.0%                                    $64,607,217
                                                       ============

--------------------------------------------------------------------------
+ AMERICAN DEPOSITORY RECEIPT.

* AT JUNE 30, 1997 THE FUND OWNED 5% OR MORE OF THE COMPANY'S OUTSTANDING SHARES THEREBY MAKING THE COMPANY AN AFFILIATED PERSON AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940.

INCOME TAX INFORMATION: THE COST OF TOTAL INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $56,771,097. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION FOR ALL SECURITIES AMOUNTED TO $7,676,594, CONSISTING OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $7,884,104 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $207,510.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

14| THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------
ROYCE LOW-PRICED STOCK FUND                           JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------

COMMON STOCKS -- 88.4%




                                        SHARES         VALUE
CONSUMER PRODUCTS -- 19.9%
Aldila*                                    46,800     $   260,325
J & J Snack Foods Corp.*                   10,900         167,588
Jean-Philippe Fragrances*                  54,200         338,750
Johnson Worldwide Associates Cl. A*        28,100         361,787
Lifetime Hoan Corporation*                 29,370         256,988
Lund International Holdings*               11,900         133,875
Mackie Designs*                            20,900         182,875
Midwest Grain Products*                    20,000         265,000
Oakley*                                     8,500         119,531
Oshkosh B'Gosh Cl. A                       18,200         395,850
Pentech International*                     86,700         216,750
The Sirena Apparel Group*                  32,000          96,000
The Topps Company*                        110,100         461,044
                                                     ------------
                                                        3,256,363
                                                     ------------
CONSUMER SERVICES -- 7.8%
Bertucci's*                                30,000         204,375
Buffets*                                   45,000         379,687
MovieFone Cl. A*                           35,900         249,056
Sagebrush*                                 39,800         203,975
Shoney's*                                  40,450         240,172
                                                     ------------
                                                        1,277,265
                                                     ------------
FINANCIAL INTERMEDIARIES -- 2.9%
Intercargo Corporation                     13,500         158,625
Pennsylvania Manufacturers Cl. A           20,000         310,000
                                                     ------------
                                                          468,625
                                                     ------------
FINANCIAL SERVICES -- 4.6%
Phoenix Duff & Phelps                      62,900         463,887
Willis Corroon Group ADR+                  26,000         290,875
                                                     ------------
                                                          754,762
                                                     ------------
HEALTH -- 2.1%
Global Pharmaceutical*                     11,000          44,000
Hauser*                                    30,000         161,250
Nitinol Medical Technologies*               9,200         139,150
                                                     ------------
                                                          344,400
                                                     ------------
INDUSTRIAL PRODUCTS -- 7.0%
BHA Group                                   4,411          81,603
CFC International*                         20,100         195,975
DeVlieg-Bullard*                          105,000         360,938
Sun Hydraulics Corporation                 25,000         290,625
Synalloy Corporation                       12,100         213,262
                                                     ------------
                                                        1,142,403
                                                     ------------
INDUSTRIAL SERVICES -- 17.4%
AirNet Systems*                            17,700         289,838
Arnold Industries                          27,500         467,500
Frozen Food Express Industries             57,100         492,487
Insituform Technologies Cl. A*             73,500         450,188

                                        SHARES         VALUE
Open Plan Systems*                         21,000     $    84,000
Rush Enterprises*                          25,000         156,250
Sevenson Environmental Services            22,600         440,700
Standard Commercial*                       12,241         212,687
Willbros Group*                            15,000         238,125
                                                     ------------
                                                        2,831,775
                                                     ------------
NATURAL RESOURCES -- 1.4%
MK Gold Company*                          143,200         223,750
                                                     ------------
Retail -- 12.6%
J. Baker                                   15,000         118,125
Catherines Stores Corporation*             65,600         246,000
Cato Corporation Cl. A                     15,000          81,563
Charming Shoppes*                         104,900         547,447
Deb Shops                                  40,100         160,400
Lechters*                                  74,600         326,375
Pizza Inn*                                108,100         432,400
Suzy Shier                                 22,000         143,380
                                                     ------------
                                                        2,055,690
                                                     ------------
TECHNOLOGY -- 8.4%
ILC Technology*                            30,500         327,875
MacNeal-Schwendler                         27,700         301,237
Newport Corporation                        23,000         258,750
Richardson Electronics                     40,400         335,825
Technical Communications*                  16,500         147,469
                                                     ------------
                                                        1,371,156
                                                     ------------
MISCELLANEOUS -- 4.3%                                     706,626
                                                     ------------
TOTAL COMMON STOCKS
 (Cost $13,982,886)                                    14,432,815
                                                     ------------
REPURCHASE AGREEMENT -- 6.1%
State Street Bank & Trust Company,
 5.15% dated 6/30/97, due 7/01/97,
 maturity value $1,000,143,
 (collateralized by U.S. Treasury
 Notes, 6.25% due 6/30/98
 valued at $1,024,782)
 (Cost $1,000,000)                                      1,000,000
                                                     ------------
TOTAL INVESTMENTS -- 94.5%
 (Cost $14,982,886)                                    15,432,815

CASH AND OTHER ASSETS LESS
 LIABILITIES -- 5.5%                                      902,490
                                                     ------------
NET ASSETS -- 100.0%                                  $16,335,305
                                                     ============

--------------------------------------------------------------------------
* NON-INCOME PRODUCING.

+ AMERICAN DEPOSITORY RECEIPT.

INCOME TAX INFORMATION: THE COST OF TOTAL INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $14,982,886. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION FOR ALL SECURITIES AMOUNTED TO $449,929, CONSISTING OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,573,387 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $1,123,458.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 |15

STATEMENTS OF ASSETS AND LIABILITIES                 JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------


                                                                                        ROYCE             ROYCE
                                                                                     TOTAL RETURN      LOW-PRICED
                                                                                        FUND           STOCK FUND
                                                                                     --------------   ----------------
ASSETS:
Investments at value (identified cost $46,771,097 and $13,982,886, respectively)       $54,447,691     $ 14,432,815
Repurchase agreements (at cost and value)                                               10,000,000        1,000,000
Cash                                                                                       100,098          555,783
Receivable for investments sold                                                                 --          300,108
Receivable for capital shares sold                                                         412,758          102,730
Receivable for dividends and interest                                                      205,408            5,591
Prepaid expenses and other assets                                                            3,862            3,636
---------------------------------------------------------------------------------     ------------     ------------
 Total Assets                                                                           65,169,817       16,400,663
---------------------------------------------------------------------------------     ------------     ------------
LIABILITIES:
Payable for investments purchased                                                          360,669               --
Payable for capital shares redeemed                                                        133,472           34,519
Payable for investment advisory fees                                                        19,722           13,230
Accrued expenses                                                                            48,737           17,609
---------------------------------------------------------------------------------     ------------     ------------
 Total Liabilities                                                                         562,600           65,358
---------------------------------------------------------------------------------     ------------     ------------
 Net Assets                                                                            $64,607,217     $ 16,335,305
---------------------------------------------------------------------------------     ------------     ------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                                    $   239,599     $       --
Net investment loss                                                                             --          (72,122)
Accumulated net realized gain on investments                                               470,321        1,028,379
Net unrealized appreciation on investments                                               7,676,594          449,929
Capital shares                                                                               9,117            2,416
Additional paid-in capital                                                              56,211,586       14,926,703
---------------------------------------------------------------------------------     ------------     ------------
 Net Assets                                                                            $64,607,217     $ 16,335,305
---------------------------------------------------------------------------------     ------------     ------------
SHARES OUTSTANDING:
 (unlimited number of $.001 par value shares authorized for each Fund)                   9,116,738        2,415,675
---------------------------------------------------------------------------------     ------------     ------------
NET ASSET VALUE:
 (offering and redemption price per share)                                             $      7.09     $       6.76
---------------------------------------------------------------------------------     ------------     ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

16| THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------


                                                                                ROYCE TOTAL RETURN FUND
                                                                         --------------------------------------
                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                           JUNE 30, 1997       DECEMBER 31,
                                                                            (UNAUDITED)            1996
INVESTMENT OPERATIONS:                                                   ------------------ -------------------
 Net investment income (loss)                                            $      239,599      $     100,069
 Net realized gain on investments                                               413,944            651,408
 Net change in unrealized appreciation (depreciation) on
  investments                                                                 2,050,284            183,687
----------------------------------------------------------------------   ---------------     --------------
 Net increase in net assets from investment operations                        2,703,827            935,164
-----------------------------------------------------------------------  ---------------     --------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                                               --           (124,188)
 Net realized gain on investments                                                    --           (566,609)
-----------------------------------------------------------------------  ---------------     --------------
 Total dividends and distributions                                                   --           (690,797)
-----------------------------------------------------------------------  ---------------     --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                                               24,287,877          4,372,695
 Value of shares issued in connection with the merger of
  Royce Equity Income Fund                                                   34,543,545                 --
 Dividends reinvested                                                                --            686,812
 Cost of shares redeemed                                                     (3,161,569)        (1,618,011)
-----------------------------------------------------------------------  ---------------     --------------
 Net increase (decrease) in net assets from capital share transactions       55,669,853          3,441,496
-----------------------------------------------------------------------  ---------------     --------------
NET INCREASE IN NET ASSETS                                                   58,373,680          3,685,863
NET ASSETS:
 Beginning of period                                                          6,233,537          2,547,674
-----------------------------------------------------------------------  ---------------     --------------
 End of period                                                           $   64,607,217(a)   $   6,233,537(a)
-----------------------------------------------------------------------  ---------------     --------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                                                  3,672,796            676,518
 Shares issued in connection with the merger of
  Royce Equity Income Fund                                                    4,913,733                 --
 Shares issued for reinvestment of dividends and distributions                       --            115,044
 Shares redeemed (b)                                                           (460,668)          (243,257)
-----------------------------------------------------------------------  ---------------     --------------
 Net increase (decrease) in shares outstanding                                8,125,861            548,305
-----------------------------------------------------------------------  ---------------     --------------


                                                                            ROYCE LOW-PRICED STOCK FUND
                                                                         ----------------------------------
                                                                         SIX MONTHS ENDED     YEAR ENDED
                                                                           JUNE 30, 1997     DECEMBER 31,
                                                                            (UNAUDITED)          1996
INVESTMENT OPERATIONS:                                                   ------------------ ---------------
 Net investment income (loss)                                              $     (72,122)   $    (76,915)
 Net realized gain on investments                                                666,538       1,678,351
 Net change in unrealized appreciation (depreciation) on
  investments                                                                    549,573        (121,444)
----------------------------------------------------------------------     -------------    -------------
 Net increase in net assets from investment operations                         1,143,989       1,479,992
-----------------------------------------------------------------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                                                --              --
 Net realized gain on investments                                                     --      (1,383,085)
-----------------------------------------------------------------------    -------------    -------------
 Total dividends and distributions                                                    --      (1,383,085)
-----------------------------------------------------------------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                                                 2,688,893      13,983,260
 Value of shares issued in connection with the merger of
  Royce Equity Income Fund                                                            --              --
 Dividends reinvested                                                                 --       1,262,154
 Cost of shares redeemed                                                      (3,402,480)     (3,652,471)
-----------------------------------------------------------------------    -------------    -------------
 Net increase (decrease) in net assets from capital share transactions          (713,587)     11,592,943
-----------------------------------------------------------------------    -------------    -------------
NET INCREASE IN NET ASSETS                                                       430,402      11,689,850
NET ASSETS:
 Beginning of period                                                          15,904,903       4,215,053
-----------------------------------------------------------------------    -------------    -------------
 End of period                                                             $  16,335,305    $ 15,904,903
-----------------------------------------------------------------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                                                     424,190       2,138,091
 Shares issued in connection with the merger of
  Royce Equity Income Fund                                                            --              --
 Shares issued for reinvestment of dividends and distributions                        --         200,980
 Shares redeemed (b)                                                            (534,613)       (563,022)
-----------------------------------------------------------------------    -------------    -------------
 Net increase (decrease) in shares outstanding                                  (110,423)      1,776,049
-----------------------------------------------------------------------    -------------    -------------

--------------------------------------------------------------------------
(a)  INCLUDES NET INVESTMENT INCOME OF $239,599 IN 1997 AND $0 IN 1996.


(b) SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE ARE SUBJECT TO A 1% REDEMPTION FEE, PAYABLE TO THE FUNDS, WHICH IS USED TO OFFSET COSTS ASSOCIATED WITH THE REDEMPTION.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997| 17

STATEMENTS OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------


                                                          ROYCE TOTAL     ROYCE LOW-PRICED
                                                          RETURN FUND       STOCK FUND
INVESTMENT INCOME:                                        -------------   -----------------
INCOME:
Dividends                                                  $  233,482        $   52,005
 Interest                                                     124,066            10,398
-----------------------------------------------------      ----------        ----------
  Total Income                                                357,548            62,403
------------------------------------------------------     ----------        ----------
EXPENSES:
 Investment advisory fees                                      81,049           119,397
 Distribution fees                                             23,515            19,900
 Custodian and shareholder servicing fees                      23,801            21,356
 Administrative and office facilities expenses                  5,007             5,385
 Professional fees                                             10,069             4,574
 Trustees' fees                                                 1,019             1,169
 Other expenses                                                30,307            22,822
------------------------------------------------------     ----------        ----------
  Total Expenses                                              174,767           194,603
  Fees Waived by Investment Adviser and Distributor           (56,818)          (60,078)
------------------------------------------------------     ----------        ----------
  Net Expenses                                                117,949           134,525
------------------------------------------------------     ----------        ----------
  Net Investment Income (Loss)                                239,599           (72,122)
------------------------------------------------------     ----------        ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                              413,944           666,538
Net change in unrealized appreciation on investments        2,050,284           549,573
------------------------------------------------------     ----------        ----------
Net realized and unrealized gain on investments             2,464,228         1,216,111
------------------------------------------------------     ----------        ----------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS      $2,703,827        $1,143,989
------------------------------------------------------     ----------        ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------


This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating each Funds' performance for the periods presented.
--------------------------------------------------------------------------

                  NET ASSET VALUE,   NET INVESTMENT    NET REALIZED AND    DIVIDENDS FROM
                      BEGINNING          INCOME       UNREALIZED GAIN ON   NET INVESTMENT
                      OF PERIOD          (LOSS)           INVESTMENTS          INCOME
                  ------------------ ---------------- -------------------- ----------------
ROYCE TOTAL RETURN FUND (a)
[dbldag]   1997         $6.29           $   0.03             $0.77           $       --
           1996          5.76               0.14              1.28                (0.16)
           1995          5.12               0.13              1.24                (0.13)
           1994          5.00               0.02              0.24                (0.02)
           1993          5.00                 --                --                   --

ROYCE LOW-PRICED STOCK FUND (b)

[dbldag]   1997         $6.30           $  (0.03)            $0.49           $       --
           1996          5.62              (0.03)             1.31                   --
           1995          5.07                 --              1.14                   --
           1994          5.01              (0.03)             0.18                   --
           1993          5.00                 --              0.01                   --


                                                                        RATIO OF       RATIO OF NET
           DISTRIBUTIONS FROM    NET ASSET              NET ASSETS,     EXPENSES        INVESTMENT       PORTFOLIO    AVERAGE
            NET REALIZED GAIN   VALUE, END    TOTAL    END OF PERIOD   TO AVERAGE    INCOME (LOSS) TO     TURNOVER   COMMISSION
             ON INVESTMENTS      OF PERIOD   RETURN   (IN THOUSANDS)   NET ASSETS   AVERAGE NET ASSETS      RATE     RATE PAID(dag)
           -------------------- ------------ -------- ---------------- ------------ -------------------- ----------- -----------
ROYCE TOTAL RETURN FUND (a)
[dbldag]       $       --          $7.09       12.7%      $64,607         1.25%*            2.55%*            13%    $0.0653
                    (0.73)          6.29       25.5%        6,234         1.25%             2.50%            111%     0.0605
                    (0.60)          5.76       26.9%        2,548         1.67%             2.42%             68%       --
                    (0.12)          5.12        5.2%        1,656         1.96%             0.49%             88%       --
                       --           5.00        0.0%          451         0.29%*           (0.29)%*            0%       --
ROYCE LOW-PRICED STOCK FUND (b)
[dbldag]       $       --          $6.76        7.3%      $16,335         1.69%*           (0.91)%*           56%    $0.0559
                    (0.60)          6.30       22.8%       15,905         1.88%            (0.67)%           137%     0.0464
                    (0.59)          5.62       22.5%        4,215         1.97%            (1.11)%           114%       --
                    (0.09)          5.07        3.0%        1,880         1.89%            (1.11)%            95%       --
                       --           5.01        0.2%          452         0.29%*           (0.29)%*            0%       --

--------------------------------------------------------------------------


(a) EXPENSE RATIOS ARE SHOWN AFTER FEE WAIVERS BY THE INVESTMENT ADVISER AND DISTRIBUTOR. FOR THE PERIODS ENDED JUNE 30, 1997, AND DECEMBER 31, 1996, 1995, 1994 AND 1993, THE EXPENSE RATIOS BEFORE THE WAIVERS WOULD HAVE BEEN 1.86%, 2.23%, 2.38%, 3.21%, AND 2.04%, RESPECTIVELY.
    THE FUND COMMENCED OPERATIONS ON DECEMBER 15, 1993.

(b) EXPENSE RATIOS ARE SHOWN AFTER FEE WAIVERS BY THE INVESTMENT ADVISER AND DISTRIBUTOR. FOR THE PERIODS ENDED JUNE 30, 1997, AND DECEMBER 31, 1996, 1995, 1994 AND 1993, THE EXPENSE RATIOS BEFORE THE WAIVERS WOULD HAVE BEEN 2.44%, 2.59%, 3.47%, 3.63%, AND 2.04%, RESPECTIVELY.
    THE FUND COMMENCED OPERATIONS ON DECEMBER 15, 1993.

  * ANNUALIZED.

(dag)FOR FISCAL YEARS BEGINNING ON OR AFTER OCTOBER 1, 1995, THE FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PAID PER SHARE FOR PURCHASES AND SALES OF INVESTMENTS.

[DBLDAG] SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED).

18| THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Total Return Fund and Royce Low-Priced Stock Fund ("Fund" or "Funds") are two series of The Royce Fund (the "Trust"). The Trust, a Delaware business trust, is a diversified open-end management investment company.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

     EXPENSES:

     Expenses directly attributable to each Fund are charged to that Fund's operations while expenses applicable to all Funds are allocated in an equitable manner.

     TAXES:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

     DISTRIBUTIONS:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     REPURCHASE AGREEMENTS:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.


                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 |19

--------------------------------------------------------------------------

INVESTMENT ADVISER AND DISTRIBUTOR:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.), Royce is paid a monthly fee at an annual rate of 1.0% and 1.5% of the average net assets of Royce Total Return Fund and Royce Low-Priced Stock Fund, respectively. For the six months ended June 30, 1997, Royce Total Return Fund and Royce Low-Priced Stock Fund accrued and paid Royce fees of $47,746 (net of voluntary waivers of $33,303), and $79,219 (net of voluntary waivers of $40,178), respectively.
     Royce Fund Services, Inc. ("RFS") (formerly Quest Distributors, Inc.), the distributor of shares of the Royce Total Return Fund and Royce Low-Priced Stock Fund, is an affiliate of Royce. RFS voluntarily waived each Fund's distribution fees of $23,515 and $19,900, respectively, for the six months ended June 30, 1997. The distribution agreement provides for maximum fees of .25% per annum of each Fund's average net assets.

PURCHASES AND SALES OF INVESTMENT SECURITIES:


               ROYCE TOTAL RETURN FUND     ROYCE LOW-PRICED STOCK FUND
               -------------------------   ----------------------------
 PURCHASES            $19,641,905                  $ 8,419,092
----------            ------------                 ------------
  SALES               $ 2,276,427                  $10,062,495
------------------------------------------------------------------------

     For the six months ended June 30, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:



TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:

     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which the Fund owns at least 5% of the company's outstanding voting securities. The Royce Total Return Fund effected the following transactions in shares of such companies for the six months ended June 30, 1997.


                                  Purchases                Sales
                           -----------------------   -----------------
                                                                         Realized      Dividend
Affiliated Company         Shares       Cost         Shares     Cost     Gain/Loss     Income
------------------------   --------   ------------   --------   ------   -----------   ---------
Paul Mueller Company       58,300     $2,209,923       --         --         --        $14,990

MERGER INFORMATION:

     On June 17, 1997, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of Royce Equity Income Fund. Based on the opinion of Fund counsel, the acquisition, which was approved by the shareholders of Royce Equity Income Fund on May 28, 1997, qualifies as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Equity Income Fund's net assets, including $5,201,557 of unrealized appreciation, were combined with Royce Total Return Fund for total net assets after the acquisition of $63,558,350. Costs associated with the acquisition were borne by the Investment Adviser.


20| THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

So while the "bulls" of both
basketball and the market may
reach dazzling new heights
this year, we will continue to
hone our approach and
emphasize building returns
over the long term.


Postscript
--------------------------------------------------------------------------------
ALL THAT JAZZ

[photo of basketball over 1st paragraph of text]

     This year's National Basketball Association Championship Finals pitted the high-flying exploits of Michael Jordan and the Chicago Bulls against the Utah Jazz. The appearance this year of the Jazz represented the culmination of over a decade's work for two of the game's premier players, John Stockton and league MVP Karl Malone. To achieve a consistent level of success, these two players have relied on a style of play that is the complete antithesis of Jordan & Co.'s acrobatic airborne style. The Jazz are patient; they rely on the fundamentals of intelligent ballhandling and passing, smart shot selection and tough defense.

     Their two stalwarts, Stockton & Malone, specialize in one of basketball's oldest and most reliable plays, the pick and roll. Stockton dribbles the ball toward the 6'10" Malone, who sets the "pick," standing in the way of the player defending the smaller, quicker Stockton, in effect taking that opponent out of the play. Malone then "rolls" toward the basket to receive a pass from Stockton and make an easy score. This formula has been confounding the team's opponents for years, in spite of the fact that every team the Jazz plays knows what is coming. The key to the duo's success lies in their execution, in their ability to master a fundamentally sound approach.

     You might describe the fundamental approach we bring to small-cap value investing as our version of the pick and roll. Whether in basketball or stock selection, each approach hinges on two elements working closely in sync with one another to achieve success. We employ the "pick" on small-cap stocks with the "roll" toward a disciplined value approach. Consistent application over the years may have made what we do predictable, but we have been no less successful for being so. For over twenty years, we have emphasized the fundamentals of investing when looking for small company stocks. As value investing continues to "score points" with solid returns in 1997, we are witnessing what looks like a return to a period of higher volatility. This environment gives us the "home-court advantage," as a more volatile market demands active management and closer attention to risk factors. The importance we place on a company's financial characteristics at the time of purchase is the essential element to our risk-averse value approach.

          --------------------------------------------------------
                          Why Value Investors Rely on

                                THE ROYCE FUNDS




[triangle]  ONE OF THE MOST WELL-RESPECTED AND OLDEST SMALL-CAP INVESTMENT
            MANAGERS WITH A VALUE ORIENTATION -- We are an independent small-cap manager with over 20 years of investment management experience. Based in New York, ROYCE has more than $2 billion in total assets under management -- all dedicated to small and micro-cap value investing. We offer a full range of small-cap, open-end mutual funds and closed-end funds, providing investors and advisors with a wide variety of small-cap alternatives.


[triangle]  DEDICATED PROFESSIONALS WITH A SINGULAR FOCUS -- Over the last 20 years, we have built substantial trading and research relationships in an attempt to provide shareholders with the best possible small-cap portfolios available. Our time-tested investment approach is supported by 12 professionals. Charles M. Royce, Chief Investment Officer, remains the primary portfolio manager.


[triangle]  REALISTIC EXPECTATIONS AND CONSISTENT RESULTS -- ROYCE PREMIER,
            ROYCE TOTAL RETURN and PENNSYLVANIA MUTUAL are consistently ranked among the "lowest risk" small-cap equity funds available. We offer a systematic and disciplined investment approach that avoids style and capitalization drift. All the funds seek to provide above average full market cycle total returns with below average risk.


[triangle]  CO-OWNERSHIP OF FUNDS -- We believe it is important for our employees' financial interests to be congruent with our shareholders' financial interests. The Firm's officers and employees currently have more than $30 million invested in the Funds.

     -----------------------------------------------------------------------

              VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS
                            =========================




  For General Information,                         Advisor Services
 Additional Report Copies               For Fund Materials, Performance Updates,
   & Prospectus Inquiries                  Transactions or Account Inquiries
       (800) 221-4268                          (800) 59-ROYCE (597-6923)



    Shareholder Services                      Automated Telephone Services
       (800) 841-1180                          (800) 78-ROYCE  (787-6923)



Web address: www.roycefunds.com               E-mail: funds@roycenet.com





The Royce Funds       1414 Avenue of the Americas         New York, NY 10019





This report must be accompanied by or preceded by a current prospectus of each of the Funds.

Please read the prospectus carefully before investing or sending money.